™ Bridge Builder Small/Mid Cap Value Fund
Summary Prospectus

Ticker: BBVSX	December 31, 2018

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

 www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com.  The Fund’s Prospectus and Statement of Additional Information dated October 28, 2018, as supplemented December 31, 2018, are incorporated by reference into this Summary Prospectus.

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Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Value Fund (the “Fund” or the “Small/Mid Cap Value Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	0.72%
Less Waivers(1)	(0.22)%
Net Annual Fund Operating Expenses	0.50%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2019, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2019 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2019). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$208	$379	$874

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid capitalization companies. The Fund defines small and mid capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap® Index and the Russell 2000® Index (as of June 30, 2018, companies with capitalizations less than approximately $34.7 billion). While the Fund primarily invests in equity securities of small and mid capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time to time, the Fund may also focus its investments in securities of issuers in the financial sector. The Fund follows an investing style that favors value investments.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: Advisory Research, Inc. (“Advisory Research”); BlackRock Investment Management, LLC (“BlackRock”); Boston Partners Global Investors, Inc. (“Boston Partners”); Diamond Hill Capital Management, Inc. (“Diamond Hill”); LSV Asset Management (“LSV”); Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”); Silvercrest Asset Management Group LLC (“Silvercrest”); and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). The Adviser may adjust allocations to the Sub-advisers or make recommendations to the Board with respect to the hiring, termination, or replacement of the Sub-advisers at any time. Below is a summary of each Sub-adviser’s principal investment strategies.

Advisory Research’s Principal Investment Strategies

Advisory Research primarily invests in equity securities of small cap companies. Advisory Research uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that Advisory Research believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage. Advisory Research invests primarily in equity securities of U.S. issuers, which may include companies that are located outside the U.S. but issue equity securities that are publicly traded on a U.S. exchange.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segments of the United States market for publicly traded equity securities as represented by the Russell Midcap® Value Index, which tracks the performance of mid capitalization companies, and the Russell 2000® Value Index, which tracks the performance of small capitalization companies.

Boston Partners’ Principal Investment Strategies

Boston Partners primarily invests in mid capitalization companies. Boston Partners uses bottom-up fundamental analysis to make investment decisions. Boston Partners’ strategy is designed to identify companies with attractive valuation, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom-up stock selection.

Diamond Hill’s Principal Investment Strategies

Diamond Hill typically invests in U.S. equity securities of small to medium market capitalization companies measured at the time of purchase. Diamond Hill’s objective with respect to its allocated portion is to seek long-term capital appreciation by investing in companies selling for less than Diamond Hill’s estimate of intrinsic value. To estimate intrinsic value, Diamond Hill believes that a business must be understandable, and that Diamond Hill must be able to reasonably forecast its cash flows. Diamond Hill seeks businesses with sustainable competitive advantages, conservative balance sheets, and management with an ownership mentality. Investments are sold by Diamond Hill when the stock price reaches Diamond Hill’s estimate of intrinsic value, Diamond Hill’s estimate of intrinsic value is revised such that there is no longer a discount to intrinsic value, a holding reaches Diamond Hill’s stated maximum position size, or Diamond Hill identifies a stock that it believes offers a more attractive opportunity.

LSV’s Principal Investment Strategies

LSV primarily invests in mid capitalization companies.  LSV uses a bottom-up investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value.

MFS’ Principal Investment Strategies

MFS primarily invests in securities of companies with small capitalizations. MFS focuses on investing in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). MFS normally invests across different industries and sectors, but MFS may invest a significant percentage of the portion of the Fund’s assets allocated to MFS in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments. Investments are selected by MFS primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

Silvercrest’s Principal Investment Strategies

Silvercrest primarily invests in small capitalization companies. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

● Business that results in relatively consistent longer-term earning and cash flow growth;
● Franchise/asset value that may make the company attractive to potential acquirers;
● Cyclically depressed earnings and/or cash flow that has potential for improvement; or
● A catalyst that will promote recognition of the company’s undervalued status.

Vaughan Nelson’s Principal Investment Strategies

Vaughan Nelson primarily invests in mid capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

● Companies earning a positive return on capital with stable-to-improving returns;
● Companies valued at a discount to their asset value; and
● Companies with an attractive and sustainable dividend level.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.
●
American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●
Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●
Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●
Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below.

●
Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●
Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

●
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●
Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
●
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●
Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell Midcap® Value Index and the Russell 2000® Value Index, the Fund faces a risk of poor performance if either index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise either index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in either index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
●
Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

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Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●
Sector Focus Risk. Because the Fund may invest a significant portion of its assets in the financial sector of the market, the Fund may be more affected by events influencing the financial sector than a fund that is more diversified across numerous sectors. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

●
Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●
Value Style Risk. The Fund is managed primarily in a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended December 31, 2016)	7.30%
Lowest (quarter ended March 31, 2016)	0.32%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/18 to 9/30/18 was 3.25%.

Average Annual Total Return as of December 31, 2017
	1 Year	Since Inception (4/27/15)
Return Before Taxes	12.64%	8.08%
Return After Taxes on Distributions	12.33%	7.83%
Return After Taxes on Distributions and Sale of Fund Shares	7.41%	6.23%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	10.36%	9.27%
The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book and lower forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Advisory Research
Portfolio Managers	Position with Advisory Research	Length of Service to the Fund
Matthew Swaim	Portfolio Manager	Since Inception
James Langer	Portfolio Manager	Since Inception
Bruce Zessar	Portfolio Manager	Since Inception
Chris Harvey	Portfolio Manager	Since October 2015

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016

Boston Partners
Portfolio Manager	Position with Boston Partners	Length of Service to the Fund
Steven Pollack, CFA	Portfolio Manager	Since Inception

Diamond Hill
Portfolio Managers	Position with Diamond Hill	Length of Service to the Fund
Christopher Welch, CFA	Co-Chief Investment Officer and Portfolio Manager	Since January 2019
Christopher Bingaman, CFA	Chief Executive Officer and Portfolio Manager	Since January 2019
Jeannette Hubbard, CFA	Research Analyst	Since January 2019

LSV
Portfolio Managers	Position with LSV	Length of Service to the Fund
Josef Lakonishok, Ph.D.	Chief Executive Officer, Chief Investment Officer, Portfolio Manager and Founding Partner	Since November 1, 2016
Menno Vermeulen, CFA	Portfolio Manager, Senior Quantitative Analyst and Partner	Since November 1, 2016
Puneet Mansharamani, CFA	Portfolio Manager, Senior Quantitative Analyst and Partner	Since November 1, 2016
Greg Sleight	Portfolio Manager, Quantitative Analyst and Partner	Since November 1, 2016
Guy Lakonishok, CFA	Portfolio Manager, Quantitative Analyst and Partner	Since November 1, 2016

MFS
Portfolio Manager	Position with Diamond Hill	Length of Service to the Fund
Kevin Schmitz	Investment Officer and Portfolio Manager	Since January 2019

Silvercrest
Portfolio Manager	Position with Silvercrest	Length of Service to the Fund
Roger W. Vogel, CFA	Managing Director and Portfolio Manager	Since Inception

Vaughan Nelson
Portfolio Managers	Position with Vaughan Nelson	Length of Service to the Fund
Dennis G. Alff, CFA	Senior Portfolio Manager (Lead)	Since Inception
Chad D. Fargason, Ph.D.	Senior Portfolio Manager	Since Inception
Chris D. Wallis, CFA	CEO and Senior Portfolio Manager	Since Inception
Scott J. Weber, CFA	Senior Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.